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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 9, 1999



                              MIKOHN GAMING CORPORATION
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     NEVADA                           0-22752                  88-0218876
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION               (IRS EMPLOYER
 OF INCORPORATION)                  FILE NUMBER)            IDENTIFICATION NO)


                               1045 PALMS AIRPORT DRIVE
                                 LAS VEGAS, NV 89119
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (702) 896-3890


                                    NOT APPLICABLE
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS

      On June 9, 1999, Mikohn Gaming Corporation, a Nevada corporation (the "Company"), announced that its Board of Directors had adopted a Stockholder Rights Plan (the "Plan"). Each of the Company's stockholders of record as of June 14, 1999, will be entitled to receive one right under the Plan for each share of the Company's common stock held by them on that date. See press release dated June 9, 1999, attached as Exhibit 99.1 hereto.

ITEM 7.   EXHIBITS

EXHIBIT NO.    DESCRIPTION


99.1  Press Release dated June 9, 1999



                                      SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 9, 1999


                                  MIKOHN GAMING CORPORATION

                                  By:    /s/ Charles H. McCrea, Jr.
                                         -----------------------------
                                  Name:  Charles H. McCrea, Jr.
                                  Title: Executive Vice President









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                                  INDEX TO EXHIBITS

EXHIBIT                             DESCRIPTION
-------                             -----------

99.1                          Press Release dated June 9, 1999
















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